UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2015

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2015, the Board of Directors of Tuesday Morning Corporation (the “Company”) appointed Kelly J. Munsch as the Company’s interim Principal Financial Officer and interim Chief Accounting Officer, effective July 22, 2015.

Ms. Munsch, age 47, has served as the Company’s Vice President and Controller since November 2014 and, prior to that appointment, she had served as the Company’s Assistant Controller since joining the Company in October 2013.  Prior to joining the Company, Ms. Munsch served as Chief Financial Officer of Panini America, Inc., a privately-held collectibles company, from April 2011 until September 2013, in which position she oversaw, among other functions, the company’s accounting, treasury, tax, financial planning and analysis, compliance and internal control, and risk management functions.  From November 2009 until June 2010, Ms. Munsch served as Director — Merchandise Cost Accounting and Analysis of 99 Cents Only Stores, Inc., a then publicly-held deep-discount retailer, in which position she was responsible for all aspects of the company’s inventory accounting, including SOX compliance.  Prior to joining 99 Cents Only Stores, Inc., she served in various accounting and finance positions at other retail companies, including Michaels Stores, Inc., Things Remembered, Inc., and Pearle Vision.  Ms. Munsch is a certified public accountant and received her MBA from Southern Methodist University in 1996 and her BBA — Accounting from the University of Texas at Austin in 1990.

In connection with Ms. Munsch’s appointment, Ms. Munsch and the Company entered into an indemnification agreement, in the form approved by the Company’s Board of Directors for the Company’s other executive officers and directors and previously disclosed by the Company, which supplements and clarifies existing indemnification provisions in the Company’s Certificate of Incorporation and Bylaws.  The form of Indemnification Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 19, 2014 and is incorporated herein by reference.

Ms. Munsch has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: July 23, 2015	By:	/s/ Meredith W. Bjorck
Meredith W. Bjorck
Senior Vice President, General Counsel and Secretary

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